UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 9, 2026

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GROWN ROGUE INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

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Ontario	000-53646	98-1463866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
550 Airport Road Medford, Oregon		97504
(Address of principal executive offices)		(Zip Code)
(458) 226-2100
Registrant’s telephone number including area code
Not Applicable
(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	GRUSF	OTCQB
	GRIN	CSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 11, 2026, Grown Rogue International Inc. (“we,” “us,” “our” or the “Company”), through our indirect majority owned subsidiary Grown Rogue Management Associates LLC (“GRMA”), entered into a Membership Interest Purchase Agreement (“MIPA”) with the members of Sea Craft, LLC (“Sea Craft”), the holder of an Illinois Adult Use Cannabis Craft Grower License (the “License”), pursuant to the terms of which GRMA agreed, subject to Sea Craft’s receipt from the Illinois Department of Agriculture (“IDOA”) of approvals necessary to consummate the transaction, to (i) acquire from the minority holder of Sea Craft’s ownership interests 49% of the issued and outstanding interests (the “Minority Interests”) for an aggregate purchase price of $1,000,000 payable in the form of two promissory notes secured by a first priority security interest in the Minority Interests (the “Secured Notes”), and (ii) grant the majority holder of Sea Craft’s remaining issued and outstanding ownership interests (the “Majority Interests”) an option (the “Option”) to require GRMA to purchases the Majority Interests at a price calculated on the basis of Sea Craft’s trailing 12-month net revenue.

The Option shall become exercisable at any time following the first anniversary of forgiveness of an outstanding forgivable loan made by the Illinois Department of Commerce and Economic Opportunity to Sea Craft (the “DCEO Loan”), subject to adjustment as set forth in the MIPA, and is subject to a minimum purchase price of $200,000 and maximum purchase price or $1,000,000.

The closing of GRMA’s acquisition of the Minority Interest (the “Closing”) shall take place no later than five business days following Sea Craft’s receipt of approval from IDOA and any other approvals necessary for transfer of the License (the “Closing Date”), which the Company presently expects to occur in the second quarter of 2026.

Following the Closing, GRMA agreed to make a loan facility in an amount of no less than $1,000,000 and no more than $2,000,000 available to Sea Craft for the purpose of funding startup costs and supporting working capital (the “Loan Facility”). The Loan Facility will be subject to simple interest at a rate of 10% per annum payable monthly, mature on March 11, 2029, and be secured by a first priority interest in all of Sea Craft assets.

The Secured Notes are subject to interest at a rate of 10% per annum, which shall begin to accrue as of the first day of the first full calendar month following the Closing Date (the “Commencement Date”), and will mature on the 24-month anniversary of the Commencement Date. The principal and interest outstanding under the terms of the Secured Notes is also subject to reduction in an amount equal to 24.99% of any amount paid by Sea Craft in connection with the DCEO Loan.

The foregoing description of the MIPA and Secured Notes does not purport to be complete and is qualified in its entirety by reference to the agreements, copies of which we expect to file as exhibits to our Quarterly Report on Form 10-Q for the quarter ending March 31, 2026.

In connection with the transaction Sea Craft entered into a three-year lease agreement, dated as of March 11, 2026 (the “Lease”), with an affiliate of Innovative Industrial Properties, Inc., for a cannabis production facility located in Dwight, Illinois, and which each of the Company and Grown Rough Unlimited, LLC, our wholly owned subsidiary, unconditionally guaranteed pursuant to the terms of certain Guaranty of Lease agreements dated as of the date of the Lease.

Also in connection with the transaction, on March 9, 2026 (the “Financing Date”), GRMA completed a $3.0 million preferred equity financing (the “Financing”) with an unrelated third-party to support Sea Craft’s projected capital needs. The preferred units (the “Preferred Units”) issued in the Financing provide for a 15% cumulative return, subject to adjustment, and are convertible at the election of the holder for a period of three-years (the “Three-Year Conversion Period”) from the Financing Date into (i) common units of GRMA (the “Common Units”) on a one-for-one basis, or (ii) subordinate voting shares of the Company equal to the aggregate amount of capital contributed with respect to the Preferred Units (the “Preferred Capital”) divided by $0.65 per unit. Following the Three-Year Conversion Period the Preferred Units shall automatically convert into Common Units on a one-for-one basis. In addition, beginning two years after the Financing Date, GRMA shall have the right, but not the obligation, to redeem all, but not less than all, of the Preferred Units in consideration of payment of the Preferred Capital.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth above in Item 1.01 if this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth above in Item 1.01 if this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On March 12, 2026, the Company issued a press release announcing the transactions described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing or document, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated March 12, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWN ROGUE INTERNATIONAL INC.

Date: March 18, 2026	/s/ Obie Strickler
Obie Strickler
President & Chief Executive Officer